UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01

Regulation FD Disclosure

On January 27, 2015 Blue Water Global Group, Inc. (“Blue Water”) concluded a coordinated bridge financing involving two investors that netted Blue Water $140,500 in bridge financing.  Blue Water intends to use the proceeds from this financing towards the construction of its Blue Water Bar & Grill™ restaurant being developed in St. Maarten, Dutch West Indies.  Construction on this restaurant will commence as soon as practical as soon as the government of St. Maarten concludes its ongoing review of Blue Water’s building permit application and provides Blue Water with the appropriate building permits.

The terms of this financing agreed upon with each individual investor is described in the below items.

Blue Water intends to redeem each of the following notes in full with cash prior to any of them being converted into shares of Blue Water’s common stock.

Item 1.01

Entry into a Material Definitive Agreement

Union Capital, LLC Financing

On January 26, 2015, we entered into a Securities Purchase Agreement with Union Capital, LLC, an accredited investor (“Union Capital”), pursuant to which we issued Union Capital two convertible notes.  The first note, due January 26, 2016 in the principal amount of $50,000 (“Union Note 1”), was issued in exchange for $50,000 in cash.  The second note, due January 26, 2016 in the principal amount of $50,000 (“Union Note 2” and, together with Union Note 1, the “Union Notes”), was issued in exchange for a full-recourse, collateralized promissory note from Union Capital in the amount of $50,000 (“Union Payment Note”).  The Union Payment Note is due on September 26, 2015, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both Union Note 2 and the Union Payment Note may be cancelled.  The Union Payment Note is secured by Union Note 1.

Interest on the Union Notes accrues at the rate of 8% per annum.  We are not required to make any payments on the Union Notes until maturity.  We have the right to repay the Union Notes at any time during the first six months of the notes at a rate of 125% of the unpaid principal amount during the first 90 days, 135% of the unpaid principal amount between days 91 and 150, and 145% of the unpaid principal amount between days 151 and 180.

Union Capital may convert the outstanding principal on the Union Notes into shares of our common stock at the conversion price per share equal to 55% of the lowest daily closing bid with a 20 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Union Capital is an accredited investor, Union Capital had access to information about Blue Water and its investment, Union Capital took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the Union Capital financing transactions are filed herewith as Exhibits 4.28 through 4.30 and 10.22, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Convertible Note to JSJ Investments, Inc.

On January 27, 2015 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“JSJ Note”) in the principal amount $100,000 to JSJ Investments, Inc. (“JSJ”).  The JSJ Note has an Original Issue Discount (“OID”) of $5,000 and bears interest at a rate of 12%.  The JSJ Note matures on May 19, 2015 (“Maturity Date”).

The JSJ Note may be prepaid in whole or in part, at any time beginning at 140% of the outstanding principal and accrued interest during the first 90 days, 150% between days 91 and 180 after the Closing Date.  After 180 days from the Closing Date until the Maturity Date the JSJ Note may be prepaid at 150% of the outstanding principal and accrued interest with the permission of JSJ.

The JSJ Note is convertible into Blue Water’s common stock, at JSJ’s option, at the lesser of (a) 50% of the lowest trade occurring during the twenty (20) consecutive trading day immediately preceding the applicable conversion date or (b) 50% of the lowest trade occurring during the twenty (20) consecutive trading days immediately preceding the Closing Date.  The conversion price is subject to proportional adjustment in the event of stock splits, stock dividends, and similar corporate events.

The JSJ Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Blue Water.  The JSJ Note also provides for penalties and rescission rights if Blue Water does not deliver shares of its common stock upon conversion within the required timeframes.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, JSJ is an accredited investor, JSJ had access to information about Blue Water and its investment, JSJ took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

The foregoing descriptions of the JSJ Note is qualified in their entirety by reference to the JSJ Note, which is filed as 4.31 hereto and are incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.28

Convertible Promissory Note between Blue Water Global Group, Inc. and Union Capital, LLC dated January 26, 2015

4.29

Convertible Promissory Note between Blue Water Global Group, Inc. and Union Capital, LLC dated January 26, 2015 (Back End Note)

4.30

Form of Collateralized Secured Promissory Note dated January 26, 2015 between Blue Water Global Group, Inc. and January 26, LLC

4.31

Convertible Promissory Note between Blue Water Global Group, Inc. and JSJ Investments, Inc. dated January 27, 2015

10.24

Securities Purchase Agreement between Blue Water Global Group, Inc. and Union Capital, LLC dated January 26, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: January 29, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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